Deferred Revenue	12 Months Ended
Dec. 31, 2023
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
27.
Deferred revenue

	As at December 31,
	2022	2023
	RMB’million	RMB’million
Non-current	106	148
Current	2,170	2,854
	2,276	3,002

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for membership subscriptions, time-based virtual gifts, content sublicensing and digital music albums or single songs, for which the related services had not been rendered as at December 31, 2022 and 2023.

Revenue recognized for the years ended December 31, 2021, 2022 and 2023 related to carried-forward contract liabilities amounted to RMB1,608 million, RMB1,834 million and RMB2,170 million, respectively.

The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.